  July 29, 2016

Summary
Prospectus

Victory RS Focused Opportunity Fund

Class A   RSFOX

Class C   RSOCX

Class Y   RSOYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated July 29, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFundLiterature.com

You may also obtain this information at no cost by calling (800) 766-3863 or by sending an e–mail request to VictoryMail@vcm.com.

You may also obtain this information at no cost from your financial intermediary.

RSInvestments.com
800-766-3863

VICTORY RS Focused Opportunity Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in the "Types of Shares Available — Class A Shares" section on page 199 of the Fund's Prospectus and the "Waivers of Certain Sales Loads" section on page 43 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses[2]	1.04%	1.27%	0.99%
Dividend/Interest Expense on Short Sales	0.96%	0.96%	0.96%
Total Annual Fund Operating Expenses	3.50%	4.48%	3.20%
Fee Waiver/Expense Reimbursement[3]	-0.64%	-0.87%	-0.59%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	2.86%	3.61%	2.61%

1Deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.

2"Other Expenses" reflect historical contractual expenses of the Fund's predecessor fund, adjusted to reflect estimated expenses for the current fiscal year.

3Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least July 29, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as dividend and interest expenses on short sales, interest, taxes and brokerage commissions) do not exceed 1.90%, 2.65%, and 1.65% of the Fund's Class A, Class C and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Fund's Board of Trustees.

VICTORY RS Focused Opportunity Fund Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as shown above. The amounts shown reflect the fee waiver/expense reimbursement noted in the Annual Fund Operating Expenses table for the first two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming Redemption at End of Period

	1 Year	3 Years	5 Years	10 Years
Class A	$847	$1,469	$2,174	$4,030
Class C	$464	$1,118	$2,111	$4,460
Class Y	$264	$870	$1,562	$3,402

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$364	$1,188	$2,111	$4,460

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The Fund commenced operations on February 27, 2015. During the period from the Fund's commencement of operations through December 31, 2015, the Acquired Fund's portfolio turnover rate was 139% of the average value of the Fund's portfolio.

VICTORY RS Focused Opportunity Fund Summary (continued)

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests principally in a diversified portfolio of equity securities of U.S. companies that the Adviser considers to be high quality companies. The Fund will take short positions in an attempt to eliminate or reduce specific investment or risk exposures within the portfolio and to focus the Fund's potential for investment return on the most desirable opportunities presented by its portfolio of investments.

In selecting long investments for the Fund, the Adviser identifies companies using a fundamental stock selection process. The process seeks to identify companies with, among other things, attractive relative valuations, strong and stable growth, increasing return on invested capital, and improving market sentiment. The Adviser also uses a quantitative analytical model, taking into account many of the same factors, to evaluate individual securities and to aid in the portfolio construction process.

The Adviser currently expects that the Fund will typically hold between 40 and 70 equity securities in long positions. The Fund may hold any number of short positions, and the number and aggregate investment exposure of the Fund's short positions at any time may be greater than the number and aggregate exposure of the Fund's long positions. The Fund may use derivatives transactions, including options, total return swaps, futures, and contracts for differences, to gain long or short exposure to equity securities as an alternative to direct positions in those equity securities.

The Adviser will enter into short positions in an effort to eliminate or reduce risk exposure in the Fund's long positions. Although short positions will be used primarily to reduce specific risk exposures in the Fund's portfolio, the Adviser will generally attempt to enter into short positions on securities it expects to decline in value, attempting to create over time an incremental total return, or "alpha," to the Fund.

Through the combination of long and short positions, the Adviser intends to create a portfolio with significantly less exposure to broad market risks than a typical long-only portfolio, and with focused exposures to individual company, industry, and broad market themes. The Fund generally expects to forego some of the potential up-side return associated with a long-only investment strategy in return for the potential for reduced volatility provided by its short positions, although the Adviser seeks to minimize this effect over time through above-average returns on the Fund's long investments. The aggregate of the investment exposures created by the Fund's long positions and its short positions will likely exceed the value of the Fund's assets.

The Fund invests primarily in equity securities of companies of any size market capitalization. Equity securities may include common and preferred stocks, and options, warrants, or rights with respect to common or preferred stocks. The Fund may invest in other investment companies, including, for example, other open-end or closed-end investment companies, exchange-traded funds ("ETFs"), and private investment vehicles, including investment companies sponsored or managed by RS Investments or its affiliates.

The Fund typically invests most of its assets in equity securities of U.S. companies but may invest any portion of its assets in foreign securities, including direct investments and investments through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Fund's short positions might include, for example, taking a short position on a basket of equity securities (such as an ETF) or index of equity securities to reduce broad equity market risk. The Fund might also take a short position on one or a small number of equity securities in order to eliminate more specific investment elements, such as risks of investments in particular industries or sectors, or certain risks the Adviser identifies as potentially affecting a number of the Fund's portfolio investments. The Adviser may create short positions for the Fund by entering into short sales of specific equity securities or groups of securities, or by entering into derivatives transactions, including options, total return swaps, futures, and contracts for differences, providing short exposure to one or more equity securities or indices of equity securities. The Adviser relies on fundamental and quantitative analyses in identifying investment exposures and risks it might seek to reduce within the Fund's portfolio and in identifying the specific short exposures that are intended to reduce those exposures and risks.

There is no guarantee that the Fund will achieve its objective.

VICTORY RS Focused Opportunity Fund Summary (continued)

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Equity Securities Risk. The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

■  Investment Style Risk. A mutual fund investing principally in growth and value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

■  Small and Mid-sized Companies Risk. Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

■  Limited Portfolio Risk. To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

■  Management Risk. An investment team's investment process may produce incorrect judgments about the value a particular asset and may not produce the desired results.

■  Short Sale Risk. The Fund's use of short positions to eliminate or reduce risk exposure in the Fund's long positions may not be successful and the Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Adviser will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. A Fund's use of short sales will likely result in the creation of leverage in the Fund.

■  Derivatives Risk. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. In addition, the Securities and Exchange Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule takes effect, it could limit the ability of the Fund to invest in derivatives.

■  Leverage Risk. Use of leverage by the Fund may have the effect of increasing the volatility of the value of the Fund's portfolio, and may entail risk of loss in excess of the Fund's invested capital.

■  Overweighting Risk. Overweighting investments in companies relative to the Fund's primary benchmark increases the risk that the Fund will underperform its primary benchmark because a general decline in the prices of stocks in such companies will affect the Fund to a greater extent than its primary benchmark.

■  Underweighting Risk. When the Fund underweights its investment in companies relative to the Fund's primary benchmark, the Fund will participate in any general increase in the value of such companies to a lesser extent than the Fund's primary benchmark.

■  Focused Investment Risk. Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

■  Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

VICTORY RS Focused Opportunity Fund Summary (continued)

■  Cash Position Risk. To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

■  Prime Brokerage Risk. In the event of a default, insolvency, or failure of the prime broker used by a Fund in connection with its short investments, there is no guarantee that the Fund would be able to recover its assets from the prime broker. The Fund may be delayed or prevented from recovering its assets, resulting in losses to the Fund.

■  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

■  Foreign Securities Risk. Foreign securities (including ADRs and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

■  Underlying Investment Vehicle Risk. An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

VICTORY RS Focused Opportunity Fund Summary (continued)

Fund Performance

The bar chart and performance table are not included because the Fund had not completed one full calendar year of investment operations as of the date of this Prospectus. The performance figures for the Fund, once included, will reflect the historical performance of the RS Focused Opportunity Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC).

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's RS Investments investment team (referred to as an investment franchise).

Investment Team

Steven Rossi is a Portfolio Manager of the Adviser and has been a member of the Fund's investment team since inception of the Fund (including the predecessor fund) in February 2015.

VICTORY RS Focused Opportunity Fund Summary (continued)

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and C shares a $1,000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, Victory RS Focused Opportunity Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800.766.3863), or online (www.rsinvestments.com).

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds

4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144

VF-RS-FO-SUMPRO (7/16)